SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  June 6, 1996
                                 Date of Report
                        (Date of earliest event reported)

                    OCCUPATIONAL HEALTH + REHABILITATION INC
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

       02-21428                                          13-3464527
(Commission File Number)                       (IRS Employer Identification No.)


                           175 Derby Street, Suite 36
                        Hingham, Massachusetts 02043-5048
               (Address of principal executive offices) (Zip Code)


                                 (617) 741-5175
              (Registrant's telephone number, including area code)


                     Telor Ophthalmic Pharmaceuticals, Inc.
                         790 Turnpike Street, Suite 202
                       North Andover, Massachusetts 01845
         (Former name or former address, if changed since last report)

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     Item 2 - Acquisition or Disposition of Assets

     On June 6, 1996, Telor Ophthalmic Pharmaceuticals, Inc. ("Telor") merged (the "Merger") with Occupational Health + Rehabilitation Inc ("OH+R"), with Telor being the surviving company (the "Company"). In connection with the Merger, the Company changed its name to Occupational Health + Rehabilitation Inc. Prior to the Merger, Telor had no operating business. OH+R is an early stage company that develops, owns and operates multi- disciplinary, out patient healthcare centers for the prevention, treatment and management of work-related injuries and illnesses. As a result of the Merger, the Company's primary business is the business of OH+R. The Merger is being accounted for as a "reverse acquisition" whereby OH+R will be deemed to have acquired Telor for financial reporting purposes.

     In conjunction with the Merger, the Company issued to the former stockholders of OH+R 681,415 shares of its common stock in exchange for all outstanding shares of OH+R capital stock. In addition, outstanding options held by employees, directors and consultants of OH+R to purchase 832,000 shares of OH+R common stock now entitle the holders to purchase approximately 117,807 shares of Company common stock. Warrants to purchase 148,150 shares of OH+R common stock now entitle the holders to acquire approximately 20,977 shares of Company common stock.

     The number of shares of Company common stock that each holder of the OH+R capital stock received in the Merger was determined by multiplying the number of shares of OH+R capital stock held by each holder by a fraction, the numerator of which was equal to the total number of issued and outstanding shares of capital stock of Telor (assuming the exercise of all Telor options), and the denominator of which was equal to the total number of issued and outstanding shares of capital stock of OH+R (assuming the exercise of all OH+R options and warrants).

     Since the transaction was structured as a merger, the Company did not need or obtain funds from third parties in order to consummate the Merger. Prior to the Merger, Prince Venture Partners, III L.P. ("Prince III") was a stockholder of Telor and OH+R, and one general partner of Prince III served on Telor's board of directors and another general partner of Prince III served on OH+R's board of directors. There was no other material relationship between the former stockholders of OH+R and Telor or any of Telor's affiliates, officers or directors (or any associates thereof).

     Item 7. Financial Statements and Exhibits.

     (a) Financial statements of business acquired.

     Audited financial statements of OH+R, and the notes thereto, required by this Item were included in the definitive Proxy Statement of Telor dated May 15, 1996 (the "Proxy Statement"), and are incorporated herein by reference. Such financial statements are attached hereto as Exhibit 20.1.

     Also filed as part of Exhibit 20.1 is a manually signed report of Ernst & Young LLP, independent public accountants of OH+R, with respect to the audited financial statements filed with this Current Report.

     On the date of filing of this Current Report, it is impracticable for the Company to file the unaudited interim financial statements of OH+R at and as of March 31, 1996. The Company will file these financial statements as soon as is practicable, but not later than sixty days from the date of the filing of this Current Report.

     (b) Pro forma financial information.

     The pro forma financial information required by this Item was included on pages 65-69 of the Proxy Statement and is incorporated herein by reference. Such information is filed as Exhibit 20.2 hereto.

     On the date of filing of this Current Report, it is impracticable for the Company to file the unaudited pro forma financial statements of OH+R at and as of March 31, 1996. The Company will file these financial statements as soon as is practicable, but not later than sixty days from the date of the filing of this Current Report.

     (c) Exhibits.

     The following exhibits are filed as part of this Current Report pursuant to
Item 601 of Regulation S-K:

     Exhibit 2.1 - Agreement and Plan of Merger between Telor and OH+R was filed as Exhibit 10.50 to the Registrant's Form 10- K for the fiscal year ended December 31, 1995, as amended, File No. 01-21428 and is incorporated herein by reference.

     Exhibit 4.1 - Restated Certificate of Incorporation of the Registrant was filed as Exhibit 3 to the Registrant's Form 8-A\A, Amendment No. 1 and is incorporated herein by reference.

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

     Exhibit 4.2 - Certificate of Amendment to the Restated Certificate of Incorporation of Telor Ophthalmic Pharmaceuticals, Inc.

     Exhibit 4.3 - Certificate of Merger of OH+R with and into Telor

     Exhibit 20.1 - Audited Financial Statements of OH+R from the Proxy Statement filed pursuant to Item 7(a) of this Current Report, and a manually signed report of Ernst & Young LLP.

     Exhibit 20.2 - Pages 65-69 of the Proxy Statement which include the pro forma financial information filed pursuant to Item 7(b) of this Current Report.

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

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 20, 1996                           OCCUPATIONAL HEALTH +
                                               REHABILITATION INC

                                               /s/ John C. Garbarino
                                               ---------------------
                                               John C. Garbarino
                                               President and Chief Executive
                                               Officer

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